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                                                                   EXHIBIT 10.25

                             SHAREHOLDER'S AGREEMENT

                  This Agreement is made and entered into this 9th day of August, 1998, by and between THE MAXIM GROUP, INC., a Delaware corporation (hereinafter called the "Company"), and SHAW INDUSTRIES, INC., a Georgia corporation (hereinafter called the "Shareholder").

                  WHEREAS, concurrently with the execution of this Agreement, the Company has issued to Shareholder an aggregate of 3,150,000 shares of the Common Stock of the Company (hereinafter "Issued Shares") in connection with that certain Agreement and Plan of Merger ("Purchase Agreement") dated June 23, 1998 by and among the Company, CMAX Acquisition, Inc., the Shareholder and Shaw Carpet Showplace, Inc.; and

                  WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement that the parties hereto execute and deliver this Agreement; and

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                      "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with the Person in question. In addition to the foregoing, with respect to the Shareholder, "Affiliate" shall mean Robert E. Shaw, his lineal descendants, and their immediate family members, trusts primarily for the benefit of such individuals and Persons controlled, directly or indirectly, by such individuals and/or trust.

                      "Commission" shall mean the United States Securities and Exchange Commission and any successor federal agency having similar powers and responsibility for administering the Securities Act.

                      "Common Stock" shall mean the $.001 par value Common Stock of the Company.

                      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any similar successor statute) and the rules and regulations thereunder, all as the same shall be in effect at the time.

                      "Holder" shall mean the Shareholder and/or any Affiliate thereof to whom any of the Issued Shares shall have been transferred during the term of this Agreement.



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          "Person" means an individual or a corporation, partnership, limited liability company or partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Registrable Securities" shall mean the Issued Shares. Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs (c) (e), (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule), or (iii) the Registrable Securities are sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

          The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and this Agreement, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company (including any fees incurred by Company counsel for advice rendered to any seller of Registrable Securities), blue sky fees and expenses, fees of the National Association of Securities Dealers, Inc. and accountants' expenses, including without limitation, any special audits or "comfort" letters incident to or required by any such registration, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions.

          "Registration Statement" means a registration statement filed pursuant to the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Voting Securities" shall mean the shares of Common Stock and any other securities of the Company entitled to vote generally in the election of directors.

      2.  Transfer of Shares.

          (a) Restrictions on Transfer. Shareholder agrees that it will not, without the prior written consent of the Company, directly or indirectly, offer, sell, exchange, pledge, hypothecate, encumber, transfer, assign or otherwise dispose of (collectively, a "transfer") any Issued Shares for a period of ninety (90) days after the date hereof.

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         (b) Endorsement on Certificates, etc.

             (i) Upon the execution of this Agreement, in addition to any other legend which the Company may deem advisable under the Securities Act and certain state securities laws, all certificates representing the Issued Shares shall be endorsed as follows:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SHAREHOLDER'S AGREEMENT DATED AS OF __________ 1998, BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THIS CERTIFICATE AND, IN ACCORDANCE WITH SUCH AGREEMENT, MAY NOT BE TRANSFERRED OR SOLD FOR A PERIOD OF 90 DAYS FROM THE DATE OF SUCH AGREEMENT. A COPY OF THE ABOVE REFERENCED AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AS EVIDENCED BY AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED.

             (ii) Upon the expiration of the ninety (90) day period referred to above, the holder of any certificate shall be entitled to receive from the Company, without expense, upon delivery to the Company of the existing certificate representing such shares of Common Stock, a new certificate not bearing the first restrictive legend set forth in clause (i) of this Section 2(b). The second legend set forth in clause (i) of this Section 2(b) shall be removed from a particular certificate representing shares of Common Stock when such security (A) shall have been sold to the public pursuant to an effective registration statement, (B) shall have been sold in compliance with the provisions of Rule 144 under the Securities Act or (C) becomes eligible for sale to the public pursuant to Rule 144(k) under the Securities Act.

         (c) Improper Transfer. Any attempt to transfer or encumber any shares of Common Stock other than in accordance with the terms of this Agreement shall be null and void and neither the Company nor any transfer agent of such securities shall give any effect to such attempted transfer or encumbrance in its stock records.

      3. Standstill. The Shareholder hereby agrees that, for a period of one year from the date hereof, without the prior written consent of the Company, the Shareholder will not, and the Shareholder will use its reasonable best efforts to cause each of its Affiliates not to, directly or indirectly:



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               (i)   acquire, publicly announce an intention to acquire, offer
     or propose to acquire, or agree to acquire (except, in any case, by way of stock dividends or other distributions or offerings made available to holders of any Common Stock generally), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other "group" (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise, any equity securities of the Company; provided, however, that the Shareholder and/or any of its Affiliates may acquire additional shares of Common Stock in open market or privately-negotiated transactions as long as the Shareholder and its Affiliates, collectively, shall not, as a result of such purchase or purchases, beneficially own in excess of 25% of the outstanding shares of Common Stock;

               (ii) make, or in any way participate, directly or indirectly, in any "solicitation" (as such term is used in the proxy rules of the Commission as in effect on the date hereof) of proxies or consents (whether or not relating to the election or removal of directors), seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities, initiate, propose or otherwise "solicit" (as such term is used in the proxy rules of the Commission as in effect on the date hereof) stockholders of the Company for the approval of stockholder proposals made pursuant to Rule 14a-8 of the Exchange Act, or induce or attempt to induce any other Person to initiate any such stockholder proposal;

               (iii) seek, propose, or make any public statement (whether written or oral) with respect to, any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities (except as and to the extent specifically permitted hereby), dissolution, liquidation, restructuring, recapitalization or similar transactions of or involving the Company or any of its Affiliates or solicit or encourage any other Person to make any such public statement or proposal;

               (iv) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities, other than groups consisting solely of directors of the Company, other parties hereto and their respective Affiliates;

               (v) deposit any Voting Securities in any voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of any Voting Securities;

               (vi) execute any written consent with respect to the Company or its Voting Securities;


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               (vii)  otherwise act, alone or in concert with others, to control or seek to control or influence or seek to influence the management, Board of Directors or policies of the Company;

               (viii) seek, alone or in concert with others, representation on the Board of Directors of the Company or seek the removal of any member of the Board of Directors;

               (ix) make any publicly disclosed proposal or enter into any discussion regarding any of the foregoing;

               (x) publicly make any proposal, statement or inquiry, or publicly disclose any intention, plan or arrangement (whether written or oral) inconsistent with the foregoing, or publicly make or disclose any request to amend, waive or terminate any provision of this Agreement or the Certificate of Incorporation or By-laws of the Company; or

               (xi) enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, finance or assist, any other Person in connection with any of the foregoing, or make any investment in or enter into any arrangement with, any other Person that engages, or offers or proposes to engage, in any of the foregoing.

      4. Registration under Securities Act.

         4.1   Shelf Registration.

               (a) Effective Registration. The Company shall file, as soon as practicable following the date of this Agreement (but not later than 30 days thereafter), a "shelf" registration statement (the "Shelf Registration") covering the securities then constituting Registrable Securities on any appropriate form pursuant to Rule 415 under the Securities Act so as to permit the continuous or delayed offering of the Registrable Securities by the Holders. The Company shall cause the Shelf Registration to be declared effective on or prior to the 90th day after the date of this Agreement and to keep such registration statement continuously effective until the earlier to occur of (i) all Registrable Securities included therein have been sold or (ii) the later to occur of
      (x) two (2) years after the date of this Agreement or (y) such time as the Shareholder is not an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act.

               (b) Shelf "Draw-Downs." If any holder of Registrable Securities effects, pursuant to the Shelf Registration, an underwritten public offering of all or a part of its Registrable Securities (a shelf "draw-down") and wishes the Company to perform, in connection with such shelf "draw-down," any procedures specified in Section 4.3 hereof, such holder shall deliver to the Company, at least ten (10) business days before such "draw-down" is to be made, a written notice describing in reasonable detail its proposed offering and requesting the performance of such procedures pursuant to this Section 4.1 and Section 4.3. The Company shall be required to perform such procedures in advance of a particular shelf

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      "draw-down" only if such holder shall have requested such performance as provided above. In addition, the Company shall be required to perform such additional procedures (other than those required under the securities laws) in connection with a particular shelf "draw-down" only if one or more holders shall have notified the Company pursuant to this Section 4.1(b) of their intention to offer to the public Registrable Securities with an aggregate market value (on the date the written notice referred to above is delivered) of at least $10,000,000 pursuant to such "draw-down."

               The Company shall have the right to sell shares of Common Stock in an underwritten registered offering conducted simultaneously with any such shelf "draw-down" on a primary basis; provided that in the event the managing underwriter of such underwritten offering shall have advised the Company and the Holders that, in its judgment, the distribution of all or a specified portion of the shares requested to be so included concurrently with the securities being distributed by such underwriters will adversely affect the distribution of such securities by such underwriters, then the Holders may require, by written notice to the Company, that the distribution of all or a specified portion of such shares proposed to be sold by the Company be excluded from such distribution.

               The Company shall not be obligated to effect more than two (2) such shelf "draw-downs." In addition, the Company shall not be obligated to effect any shelf "draw-down" within (i) 60 days after the effective date of a previous offering of Common Stock registered under the Securities Act or (ii) 270 days after the completion of a previously requested shelf "draw-down." The Company may postpone for up to 75 days the filing or the effectiveness of any such requested shelf "draw-down" if the Company's Board of Directors determines in its reasonable good faith judgment that such shelf "draw-down" would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction.

               (c) Registration Statement Form. The registration made pursuant to this Section 4.1 shall be effected by the filing of a registration statement on any form which the Company is eligible to use, such form to be selected by the Company, after consultation with counsel and after notice of such selection of such form is delivered to the holders of all Registrable Securities electing to participate in such registration; but in no event shall the Company be required to maintain the effectiveness of such registration beyond the period specified in Section 4.1(a).

               (d) Expenses. Except as otherwise prohibited by applicable law, the Company will pay all Registration Expenses in connection with (i) the registration of Registrable Securities pursuant to Section 4.1(a) and (ii) one (1) shelf "draw-down" pursuant to Section 4.1(b).

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               4.2 Incidental Registration.

                   (a) Right to Include Registrable Securities. If, at any time after the date of this Agreement, the Company proposes to register any of its equity securities under the Securities Act, whether for sale for its own account or for the account of any other person, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, so long as any holder of Registrable Securities cannot sell all of such Registrable Securities pursuant to Rule 144 under the Securities Act, the Company will each such time give prompt written notice to such holder(s) of Registrable Securities of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, and upon the written request of any such holder delivered to the Company within ten (10) business days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders of Registrable Securities (hereinafter "Requesting Holder"), to the extent requisite to permit the disposition of the Registrable Securities in accordance with the intended methods thereof as specified by the holders of a majority of the Registrable Securities so to be registered, provided that:

                   (i) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in subdivision (b) of this Section 4.2);

                   (ii) if (A) the registration so proposed by the Company
               involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed by or through one (1) or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (B) the Company proposes that the securities to be registered in such underwritten offering will not include all of the Registrable Securities requested to be so included, and (C) the managing underwriter of such underwritten offering shall advise the Company and the Requesting Holders in writing that, in its judgment, the distribution of all or a specified portion of the Registrable Securities requested to be so included concurrently with the securities being distributed by such underwriters will adversely affect the distribution of such securities by such underwriters, then the Company may require, by written notice to each such holder, that the distribution of all or a specified portion of such Registrable Securities be excluded from such distribution (in case of an exclusion of a portion of such Registrable Securities, such

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               portion to be allocated among such holders in proportion to the respective numbers of shares of Registrable Securities owned by such holders) provided that, the number of shares of Registrable Securities included shall be reduced pro rata with any securities being offered for the account of any Person other than the Company (other than pursuant to the "demand" registration rights of such Person);

                   (iii) the Company shall not be obligated to effect any
               registration of Registrable Securities under this Section 4.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans or incidental to the registration of any non-equity securities not convertible into equity securities;

                   (iv) the Company shall not be required to include any
               Registrable Securities in any registration statement pursuant to this Section 4.2 if the Requesting Holders can at the time of the request sell the securities requested to be so included in the registration statement pursuant to Rule 144 under the Securities Act; and

                   (v) the Company may, but shall not be obligated to, effect any registrations pursuant to this Section 4.2.

No registrations of Registrable Securities effected under this Section 4.2 shall relieve the Company of its obligation to effect registration of Registrable Securities pursuant to Section 4.1.

           (b) Expenses. Except as otherwise prohibited by applicable law, the Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 4.2.

           4.3 Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 4.1 and 4.2 or any "draw-down" pursuant to Section 4.1, the Company will promptly:

               (a) cooperate with any underwriters for, and the holders of such Registrable Securities, and will enter into a usual and customary underwriting agreement with respect thereto and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Registrable Securities in the manner contemplated by the related registration statement, and the Company will provide to the holders of such Registrable Securities, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any holder of Registrable Securities or underwriter, reasonable access to appropriate Company officers and employees to answer questions and to supply financial and other information reasonably requested by any such holders of Registrable Securities, underwriter, attorney, accountant or agent in connection with such registration statement;

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               (b) prepare and file with the Commission a registration statement with respect to such Registrable Securities and cause such registration statement to become effective;

               (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and, with respect to any "draw-down," to reflect the method of disposition of the Registrable Securities pursuant to such "draw-down," and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities and such other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or, in the case of a registration pursuant to Section 4.2 hereof, the expiration of sixty (60) days after such registration statement becomes effective; and will furnish, upon request, to each such seller prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (d) furnish to each seller of such Registrable Securities and the underwriters (if any) such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request;

               (e) promptly, upon written request, deliver to each seller of Registrable Securities and the underwriters (if any), copies of all correspondence between the Commission and (i) the Company, (ii) its counsel, or (iii) its auditors, with respect to the registration statement;

               (f) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of the states of the United States as each seller shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Subsection
   (f) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

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               (g) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, which untrue statement or omission requires amendment of the registration statement or supplementation of the prospectus, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that each holder of Registrable Securities registered pursuant to such registration statement agrees that he will not sell any Registrable Securities pursuant to such registration statement during the time that the Company is preparing and filing with the Commission a supplement to or an amendment of such prospectus or registration statement;

               (h) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Registrable Securities for sale in any jurisdiction, use its best efforts to obtain its withdrawal;

               (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

               (j) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

               (k) use its best efforts to list all Common Stock covered by such registration statement on each securities exchange or securities quotation system on which any of the Common Stock is then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request and as shall be required by law or by the Commission in connection therewith.

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               4.4 Underwritten Offerings.

               (a) Underwriting Agreement. If requested by the underwriters for any "draw-down" of Registrable Securities on behalf of a holder or holders of Registrable Securities pursuant to a registration under Section 4.1, the Company will enter into an underwriting agreement reasonably acceptable to the Company with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions with respect to opinions of Company's counsel, customary "comfort" letters from the Company's independent auditors and indemnities to the effect and to the extent provided in Section 4.6. The holders of Registrable Securities on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters. Such holders of Registrable Securities shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements (including indemnity agreements customary in secondary offerings) regarding such holder, such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation required by law.

               (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 4.2 and such securities are to be distributed by or through one (1) or more underwriters, the Company will use its best efforts, if requested by any holder or holders of Registrable Securities who requests incidental registration of Registrable Securities in connection therewith pursuant to Section 4.2, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among the securities to be distributed by or through such underwriters, provided that, for purposes of this sentence, best efforts shall not require the Company to reduce the amount or sale price of such securities proposed by the Company to be distributed by or through such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters. Such holders of Registrable Securities shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements (including indemnity agreements customary in secondary offerings) regarding such holder, such holder's Registrable Securities and such holder's intended method or methods of distribution and any other representation required by law.

               (c) Allocation of Over-Allotment Option. Whenever the Company shall effect an underwritten offering of Registrable Securities pursuant to a registration subject to Section 4.2 hereof, the securities to be sold pursuant to the underwriter's exercise of an over-allotment option (the "Over-Allotment Shares"), if any, shall be allocated as follows: (i) in any such registration in which the number of Registrable Securities requested to be registered has not been reduced based on the advice of the managing underwriter of such offering, then the sellers of Registrable Securities shall not be entitled to sell any Registrable Securities as part of the Over-Allotment

      Shares, and (ii) in any such registration in which the number of Registrable Securities requested to be registered has been reduced pursuant to the provisions hereof based on the advice of the managing underwriter of such offering, then the sellers of Registrable Securities participating in such offering may sell that number of Over-Allotment Shares equal to the total number of Over-Allotment Shares multiplied by a fraction the numerator of which is the number of total principal offering shares that constitute Registrable Securities and the denominator of which is the total number of principal offering shares, which shares shall be allocated on a pro rata basis among the sellers of Registrable Securities participating in such registration based upon the number of Registrable Securities originally requested to be registered; provided, however, that the number of Registrable Securities that constitute Over-Allotment Shares shall not exceed the number of Registrable Securities requested to be registered but which were not registered based on the advice of the managing underwriter.

             (d) Selection of Underwriters.  Whenever an offering pursuant to
      Section 4.1 is an underwritten offering, the holders of a majority of the Registrable Securities included in such registration shall have the right to select the managing underwriter(s) to administer the offering, after consulting with the Company as to such selection and subject to the approval of the Company, which approval will not be unreasonably withheld. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one (1) or more underwriters, the selection of the managing underwriter(s) shall be made by the Company and notice of the selection thereof delivered to the holders of all Registrable Securities eligible to participate in such registration.

            (e)  Holdback Agreements.

                 (i) If any registration pursuant to Section 4.2 shall be in connection with an underwritten public offering, each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, so long as such holder shall have the right to request that Registrable Securities be included in such registration statement, if so required by the managing underwriter, such holder shall not effect any public sale or distribution of Registrable Securities (other than as part of such underwritten public offering) for such period as the officers and directors of the Company are required by the underwriter to cease sales or distributions.

                 (ii) The Company agrees not to effect any public sale or
            distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven (7) days prior to and during the ninety
            (90) day period beginning on the date on which any underwritten offering pursuant to Section 4.1 or 4.2 has commenced, except as part of such underwritten offering and except pursuant to registrations on Form S-8 or Form S-4 or any successor thereto.

        4.5 Preparation; Reasonable Investigation.

            (a) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith.

            (b) Seller Diligence. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act and any amendment or supplement to the prospectus included therein, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered, the opportunity to review such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and, in the event such offering of Registrable Securities is underwritten, will give each of them and the underwriters and their counsel such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. To minimize disruption and expense to the Company during the course of the registration process, sellers of Registrable Securities to be covered by any such registration statement shall coordinate their investigation and due diligence efforts hereunder and, to the extent practicable, will act through a single set of counsel and a single set of accountants.

        4.6 Indemnification.

            (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to Section 4.1 or 4.2, the seller of any Registrable Securities covered by such registration statement, and if such seller is a corporation, its directors, trustees and officers, employees and agents, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such seller or any such director, trustee, officer, employee or agent, participating or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act, or other federal or state securities law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and the Company will reimburse such seller, and each such director, trustee, officer, employee or agent, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the underwriters or by such seller or any such director, trustee, officer, employee or agent, participating person or controlling person specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, trustee, officer, employee or agent, participating person or controlling person and shall survive the transfer of such securities by such seller.

             (b) Indemnification by the Sellers. As a condition to including any Registrable Securities in any registration statement filed pursuant to Section
4.1 or 4.2, each seller of Registrable Securities shall, severally and not jointly, indemnify and hold harmless the Company, its directors and officers, employees and agents, and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Registrable Securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such alleged untrue statement or alleged omission was contained in written information furnished to the Company by such holder specifically for use therein, and shall reimburse the Company or such director, officer or other person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, the obligations of any seller of Registrable Securities shall be limited to an amount equal to the proceeds received by such seller from the sale of Registrable Securities pursuant to the registration statement to which the losses, claims, liabilities or damages relate.

             (c) Notice of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 4.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 4.6, except and to the extent that the indemnifying party is prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select one (1) separate law firm as counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as the same shall be incurred. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

             (d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any seller of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 4.6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such seller or any such controlling person in circumstances for which indemnification is provided under this Section 4.6, then, and in each such case, the Company and such seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (A) in such proportion so that such seller is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative proceeds but also the relative fault of each of the contributing parties, on the one hand, and the party receiving contribution, on the other hand, in connection with statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable consideration; provided, however, that in any such case, (1) no such seller will be required to contribute any amount in excess of the aggregate public offering price of all such Registrable Securities offered by such seller pursuant to such registration statement; and (2) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by such seller, and the relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this Subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by a party entitled to contribution in connection with investigating or defending such action or claim. Any party entitled to contribution will promptly after receipt of notice of commencement of any action or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Subsection (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Subsection (d), to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any party may have at common law or otherwise.

             (e) Other Indemnification. Indemnification similar to that specified in the preceding subsections of this Section 4.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

             (f) Indemnification Payments. The indemnification required by this
   Section 4.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

   5. Rule 144. For so long as the Company shall have any class of its equity securities registered under Section 12(b) or Section 12(g) of the Exchange Act, the Company shall take such action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission including, without limitation,

             (a) filing with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

             (b) furnishing to any holder of Registrable Securities, upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other information as may be reasonably required to permit sales of Registrable Securities under Rule 144.

      6. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of a majority of the Issued Shares. Each holder of any Issued Shares at the time shall be bound by any consent authorized by this Section 6.

      7. Termination. This Agreement shall terminate on the earlier to occur of:

             (a) the date that the Company and the Shareholder mutually agree to terminate this Agreement; or

             (b) the twentieth anniversary of the date of this Agreement unless earlier renewed by unanimous written agreement of the Company and the Shareholder.

      8. Notices. Notices and other communications under this Agreement shall be in writing and shall be deemed given when personally delivered, or, if by U.S. mail, three (3) days after mailing, by Certified First Class Mail, postage prepaid, return receipt requested, addressed

             (a) to any holder of Issued Shares at the address shown on the stock transfer books of the Company unless such holder has advised the Company in writing of a different address as to which notices shall be sent under this Agreement, and

             (b) if to the Company at 210 TownPark Drive, Kennesaw, Georgia 30144, to the attention of the President, or to such other address or to the attention of such other officer, as the Company shall have furnished to each holder of Issued Shares at the time outstanding.

      9. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. This Agreement may not be assigned without the approval of a majority of the holders of the Issued Shares. This Agreement embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Georgia. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one (1) instrument.

              IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                           THE MAXIM GROUP, INC.

                                           By: /s/ Thomas P. Leahey
                                               ---------------------------------
                                               Thomas P. Leahey, Executive Vice
                                               President-Finance and Treasurer


Attest:

 /s/ Gary Brugliera
-----------------------------------------
Gary Brugliera, Senior Executive
Vice President, Chief Financial Officer
and Secretary

                                           SHAREHOLDER

                                           SHAW INDUSTRIES, INC.

                                           By: /s/ Bennie M. Laughter
                                              ----------------------------------
                                               Bennie M. Laughter, Vice
                                               President and Secretary

Attest:

 /s/ John L. Miller
-----------------------------------------
John L. Miller, Assistant Secretary